Research and Development	12 Months Ended
Dec. 31, 2021
Research and Development
Research and Development

(24) Research and Development

In 2021, research expenses mainly relate to company-owned Innovate projects amounting to k€ 64,064 (2020: k€ 55,992; 2019: k€ 49,673) as well as overhead expenses in the amount of k€ 8,136 (2020: k€ 9,341; 2019: k€ 6,766). The overhead expenses consist mainly of patent costs and overhead personnel expenses. The increase in research and development expenses compared to the financial year 2020 is mainly due to initiatives in the areas of platform R&D. In the financial year 2020 compared to 2019, the increase resulted from initiatives in the area of metabolic diseases and oncology. Included in research and development expenses are amortisation for intangible assets and depreciation for property, plant and equipment of k€ 1,042 (2020: k€ 789; 2019: k€ 752).

In the financial year 2021 development costs for software of k€ 980 were capitalised.